UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  November 22, 2005

STEWART & STEVENSON SERVICES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-8493	74-1051605
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2707 North Loop West
Houston, Texas		77008
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (713) 868-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                              Regulation FD Disclosure.

On November 22, 2005, Stewart & Stevenson Services, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1.

Item 9.01.                                              Financial Statements and Exhibits.

Exhibit 99.1                                    Company Press Release dated November 22, 2005, titled “Stewart & Stevenson Announces Fiscal 2005 Third Quarter Earnings Release and Conference Call Schedule”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

STEWART & STEVENSON SERVICES, INC.

Date: November 22, 2005	By:	/s/ Carl B. King
	Name:	Carl B. King
	Title:	Senior Vice President, Secretary & General Counsel

EXHIBIT INDEX

99.1                           Company Press Release dated November 22, 2005, titled “Stewart & Stevenson Announces Fiscal 2005 Third Quarter Earnings Release and Conference Call Schedule”.